Z_CHEC05D_mkt - Price/Yield - AV2
AXA investment managers

Balance	$205,840,000.00	Delay	0
Coupon	4.144	Dated	10/12/2005
Settle	10/12/2005	First Payment	11/25/2005

Price	1	2	3	4	5

WAL for Princ Pmts	4.06	4.23	4.32	3.19	3.29
Mod Durn 30360	3.46	3.49	3.46	2.80	2.82
Principal Writedown	0.04%	0.01%	0.03%	0.01%	0.01%
Total Collat Loss (Collat Maturity)	26.51%	25.50%	24.99%	24.88%	23.90%

LIBOR	Fwd + 100	Fwd + 200	Fwd + 300	Fwd + 100	Fwd + 200

Prepay Speed	75% PPC	75% PPC	75% PPC	100% PPC	100% PPC

Default	23.27 CDR	21.72 CDR	20.96 CDR	26.71 CDR	25.04 CDR
Loss Severity	50%	50%	50%	50%	50%
Servicer Advances	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12
Triggers	PASS	PASS	PASS	PASS	PASS
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Price	6	7	8	9

WAL for Princ Pmts	3.33	2.62	2.68	2.70
Mod Durn 30360	2.79	2.35	2.36	2.33
Principal Writedown	0.02%	0.01%	0.02%	0.01%
Total Collat Loss (Collat Maturity)	23.44%	23.83%	22.90%	22.50%

LIBOR	Fwd + 300	Fwd + 100	Fwd + 200	Fwd + 300

Prepay Speed	100% PPC	125% PPC	125% PPC	125% PPC

Default	24.29 CDR	30.19 CDR	28.46 CDR	27.74 CDR
Loss Severity	50%	50%	50%	50%
Servicer Advances	100%	100%	100%	100%
Liquidation Lag	12	12	12	12
Triggers	PASS	PASS	PASS	PASS
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)

Stress runs: Could you run for us stress scenarios on the AV2 and B1 notes with the following assumptions:

- 50% loss severity
- 12 mths recovery lag
- fwd libor + 100, 200 and 300
- to maturity
- 75%, 100% and 125% prepayment speed
- triggers pass (AV2) and fail (B1)

Z_CHEC05D_mkt - Price/Yield - B1
AXA investment managers

Balance	$14,450,000.00	Delay	0
Coupon	5.214	Dated	10/12/2005
Settle	10/12/2005	First Payment	11/25/2005

Price	1	2	3	4	5

WAL for Princ Pmts	15.72	16.21	16.51	12.53	12.90
Mod Durn 30360	9.12	8.81	8.29	7.99	7.79
Principal Writedown	0.07%	0.22%	0.54%	0.26%	0.60%
Total Collat Loss (Collat Maturity)	12.08%	10.82%	10.04%	9.52%	8.29%

LIBOR	Fwd + 100	Fwd + 200	Fwd + 300	Fwd + 100	Fwd + 200

Prepay Speed	75% PPC	75% PPC	75% PPC	100% PPC	100% PPC

Default	7.4 CDR	6.45 CDR	5.88 CDR	7.36 CDR	6.27 CDR
Loss Severity	50%	50%	50%	50%	50%
Servicer Advances	100%	100%	100%	100%	100%
Liquidation Lag	12	12	12	12	12
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Price	6	7	8	9

WAL for Princ Pmts	13.09	10.21	10.47	10.61
Mod Durn 30360	7.38	6.99	6.87	6.53
Principal Writedown	0.09%	0.41%	0.13%	0.28%
Total Collat Loss (Collat Maturity)	7.56%	7.83%	6.67%	6.04%

LIBOR	Fwd + 300	Fwd + 100	Fwd + 200	Fwd + 300

Prepay Speed	100% PPC	125% PPC	125% PPC	125% PPC

Default	5.64 CDR	7.4 CDR	6.19 CDR	5.55 CDR
Loss Severity	50%	50%	50%	50%
Servicer Advances	100%	100%	100%	100%
Liquidation Lag	12	12	12	12
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)

Stress runs: Could you run for us stress scenarios on the AV2 and B1 notes with the following assumptions:

- 50% loss severity
- 12 mths recovery lag
- fwd libor + 100, 200 and 300
- to maturity
- 75%, 100% and 125% prepayment speed
- triggers pass (AV2) and fail (B1)